UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

______________

OPTIONS MEDIA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-147245	26-0444290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

240 Old Federal Highway, Suite 100, Hallandale, Florida 33009

(Address of Principal Executive Office) (Zip Code)

(954) 620-0242

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements of 1 Touch Marketing, LLC. (“1 Touch”) for the year ended December 31, 2007 and 2006 and unaudited financial statements for the six-months ended June 30, 2008 and 2007.

(b) Pro forma financial information.

The unaudited pro forma financial statements of 1 Touch for the same periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Options Media Group Holdings, Inc.

By:	/s/ Scott Frohman
Scott Frohman Chief Executive Officer

Date:  November 12, 2008

(a) Financial statements of businesses acquired.

1 TOUCH MARKETING, LLC.

FINANCIAL STATEMENTS

DECEMBER 31, 2007 AND 2006

CONTENTS

Page

Report of Independent Registered Public Accounting Firm

F-2

Financial Statements

Balance Sheets As of December 31, 2007 and 2006

F-3

Income Statements For the Years Ended December 31, 2007 and 2006

F-4

Statements of Changes in Members' Equity For the Years Ended December 31, 2007 and 2006

F-5

Statements of Cash Flows For the Years Ended December 31, 2007 and 2006

F-6

Notes to Financial Statements

F-7-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of:

1 Touch Marketing, LLC.

We have audited the accompanying balance sheets of 1 Touch Marketing, LLC., as of December 31, 2007 and 2006 and the related statements of income, changes in members' equity and cash flows for the years ended December 31, 2007 and 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1 Touch Marketing, LLC. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

Berman & Company, P.A.

Boca Raton, Florida

October 24, 2008

1 Touch Marketing, LLC.

Balance Sheets
December 31, 2007 and 2006

	2007	2006
Assets
Current Assets
Cash	$112,422	$14,588
Accounts receivable, net of allowance for doubtful accounts of $4,914 and $7,646	295,855	333,255
Prepaid assets and other	9,968	2,253
Total Current Assets	418,245	350,096

Equipment, net of accumulated depreciation of $13,855 and $7,692	36,231	17,452

Deposits	18,966	8,013

Total Assets	$473,442	$375,561

Liabilities and Members’ Equity
Current Liabilities
Accounts payable	$145,412	$146,454
Accrued liabilities	175,838	19,466
Line of credit	45,333	8,792
Capital leases	2,593	2,118
Deferred revenues	9,250	––
Total Current Liabilities	378,426	176,830

Capital leases, net of current portion	4,156	6,749

Total Liabilities	382,582	183,579

Total Members’ Equity	90,860	191,982

Total Liabilities and Members’ Equity	$473,442	$375,561

1 Touch Marketing, LLC.

Income Statements
December 31, 2007 and 2006

	2007	2006
Revenues	$3,254,996	$2,819,173

Cost of Revenues	1,429,482	1,635,629

Gross Profit	1,825,514	1,183,544

Operating Expenses
Payroll	1,125,241	564,737
General and administrative	492,602	252,208
Total Operating Expenses	1,617,843	816,945

Income from Operations	207,671	366,599

Other Expense
Interest expense	9,391	5,549
Total Other Expense	9,391	5,549

Net Income	$198,280	$361,050

1 Touch Marketing, LLC.

Statements of Changes in Members' Equity
For the Years Ended December 31, 2007 and 2006

Balance December 31, 2005	$38,255

Net Income	361,050

Distributions	(207,323)

Balance December 31, 2006	191,982

Net Income	198,280

Distributions	(299,402)

Balance December 31, 2007	$90,860

1 Touch Marketing, LLC.

Statements of Cash Flows
December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$198,280	$361,050
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	18,420	8,404
Depreciation	6,163	4,299
Changes in operating assets and liabilities:
(Increase) Decrease in:
Accounts receivable	18,980	(266,517)
Prepaid assets and other	(7,715)	(1,824)
Deposits	(10,953)	(2,237)
Increase (Decrease) in:
Accounts payable	(1,042)	103,142
Accrued liabilities	156,372	18,440
Deferred revenues	9,250	––
Net Cash Provided by Operating Activities	387,755	224,757

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid to acquire equipment	(24,942)	(2,235)
Net Cash Used in Investing Activities	(24,942)	(2,235)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line of credit	39,610	4,169
Repayments on line of credit	(3,069)	(9,113)
Repayments on capital leases	(2,118)	(1,731)
Member distributions	(299,402)	(207,323)
Net Cash Used in Financing Activities	(264,979)	(213,998)

Net Increase in Cash	97,834	8,524
Cash - Beginning of Year	14,588	6,064

Cash - End of Year	$112,422	$14,588

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the year for:
Income taxes	$––	$––
Interest	$9,391	$5,549

1 Touch Marketing, LLC.

Notes to Financial Statements
December 31, 2007 and 2006

Note 1 Nature of Operations and Summary of Significant Accounting Policies

Organization and nature of operations

1 Touch Marketing, LLC. (“The Company” “1TM”) is an online direct marketing and data services company. The Company was formed on October 23, 2003 as a Limited Liability Corporation, in the State of Florida.

The Company offers its products and services to traditional advertising agencies and online marketing agencies. These resellers/agencies offer the Company’s products and services to their clients as a stand-alone marketing effort or as part of a larger multi-channel marketing campaign. The Company also offers its products and services to a network of list brokers. These organizations market postal lists and offer its email marketing lists. The Company generates revenue from its product lines, which include email marketing campaigns, lead generation and direct mail and postal lists.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates in 2007 and 2006 included the allowance for doubtful accounts and depreciable lives of property and equipment.

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and rapid technological change. The Company's operations are subject to significant risk and uncertainties including financial, operational, technological, and regulatory risks including the potential risk of business failure.

Cash and cash equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2007 and 2006, respectively.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2007 and 2006, the balance exceeded the federally insured limit by $36,742 and $0, respectively.

Accounts receivable

Accounts receivable represents obligations from customers that are subject to normal collection terms. The Company periodically evaluates the collectability of its accounts receivable and considers the need to adjust an allowance for doubtful accounts based upon historical collection experience and specific customer information. Actual amounts could vary from the recorded estimates.

Property and equipment

Property and equipment is stated at cost, less accumulated depreciation on a straight-line basis over its estimated useful life, which ranges from five to seven years.

Long-lived assets

In accordance with Statement of Financial Statements No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount

1 Touch Marketing, LLC.

Notes to Financial Statements
December 31, 2007 and 2006

of the assets, an impairment loss is recognized. Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest. There were no impairment losses recorded during the years ended December 31, 2007 and 2006.

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amount reported in the balance sheet for accounts receivable, prepaid assets and other current assets, accounts payable, accrued liabilities and line of credit approximate fair market value based on the short-term maturity of these instruments.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the delivery has occurred or service is completed without further obligation, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured.

The Company has the following sources of revenues:

Email marketing campaigns

The Company’s email campaigns are mass marketing services for customers.

Lead generation

The Company offers lead generation programs to assist a variety of businesses with customer acquisition for the products and services they are selling. The Company pre-screens the leads through its online surveys to meet its clients’ exact criteria.

Direct mail and postal list advertisement

The Company compiles an exclusive internet responders’ postal mailing list. This list is sourced from online registration and individuals who have responded to the Company’s online campaigns. These consumers are responsive to offers and purchase products and services through online and offline channels.

Cost of sales

Cost of sales represents costs directly related to the delivery of services (email, lead and postal list costs). There are no related purchase commitments.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising expense for the years ended December 31, 2007 and 2006 were $25,623 and $8,648, respectively.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." During 2007 and 2006, the Company only operated in one segment; therefore, segment information has not been presented.

1 Touch Marketing, LLC.

Notes to Financial Statements
December 31, 2007 and 2006

Income taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and was not subject to federal and state income taxes; accordingly, no provision had been made.

Recent accounting pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 157 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities”, which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings. The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable. Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes. SFAS No. 159 is effective as of the beginning of the Company’s 2008 fiscal year. The adoption of SFAS No. 159 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued. FSP FAS 157-3 amends FAS 157 to clarify the application

1 Touch Marketing, LLC.

Notes to Financial Statements
December 31, 2007 and 2006

of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date. The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 2 Line of Credit

The Company has a revolving line of credit of $100,000 for computer equipment as of December 31, 2007. The debt bears interest at 26.74%, is due on demand and is secured by the equipment. During 2007 and 2006, the Company received proceeds of $39,610 and $4,169, respectively and repaid $3,069 and $9,113, respectively. At December 31, 2007 the unused portion of the line of credit totaled $54,667.

Note 3 Deferred Revenues

The Company had $9,250 and $0 in customer deposits as of December 31, 2007 and 2006, respectively. This amount represents advances from customers for services to be rendered.

Note 4 Commitments and Contingencies

(A) Capital Lease

In January and May 2005, the Company acquired $11,696 of equipment under non-cancelable capital leases. The effective interest rates of the leases are 18.4% and 26.4%, respectively. Related monthly payments of principal and interest were $314 for sixty months for these two leases.

Future minimum capital lease payments are as follows:

Year Ended December 31,
2008	$3,768
2009	3,768
2010	1,028
Total minimum lease payments	8,564
Less: amount representing interest and taxes	(1,815)

Present value of net minimum lease payments	6,749
Less: current portion of capital lease obligation	(2,593)
Long-term portion of capital lease, net of current portion	$4,156

(B) Operating Lease

The Company leases office space under a non-cancelable operating lease, expiring in December 2010.

Future minimum annual rental payments are as follows:

Year Ended December 31,
2008	$199,283
2009	209,247
2010	219,709
Total minimum lease payments	$628,239

1 Touch Marketing, LLC.

Notes to Financial Statements
December 31, 2007 and 2006

Rent expense for the years ended December 31, 2007 and 2006 was $61,355 and $38,449, respectively.

(C) Litigation, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Note 5 Concentrations

Statement of Position 94-6, “Disclosure of Certain Significant Risks and Uncertainties”, addresses corporate vulnerability to concentrations.

(A)

Accounts Receivable

Customer	December 31, 2007	December 31, 2006
A	19%	––%
B	––%	28%
C	––%	14%
D	––%	13%

(B)

Revenues

Customer	December 31, 2007	December 31, 2006
A	16%	––%
B	––%	46%
C	––%	10%

(C)

Accounts Payable

Vendor	December 31, 2007	December 31, 2006
A	38%	––%
B	16%	––%
C	13%	––%
D	––%	52%
E	––%	29%

(D)

Purchases

Vendor	December 31, 2007	December 31, 2006
A	19%	––%
B	10%	––%
C	––%	20%
D	––%	19%

Note 6 Subsequent Event

On September 19, 2008, Options Media Group Holdings, Inc. acquired all of the membership interests of 1 Touch in exchange for common stock of Options Media and cash.

1 TOUCH MARKETING, LLC.

FINANCIAL STATEMENTS

JUNE 30, 2008

UNAUDITED

CONTENTS

Page

Financial Statements

Balance Sheets – As of June 30, 2008 (Unaudited) and December 31, 2007 (Audited)

F-14

Income Statements – For the Six Months Ended June 30, 2008 and 2007 (Unaudited)

F-15

Statements of Changes in Members' Equity – For the Six Months Ended June 30, 2008 (Unaudited)
and the Year Ended December 31, 2007 (Audited)

F-16

Statements of Cash Flows – For the Six Months Ended June 30, 2008 and 2007 (Unaudited)

F-17

Notes to Financial Statements (Unaudited)

F-18-22

1 Touch Marketing, LLC.

Balance Sheets

	June 30, 2008	December 31, 2007
	(Unaudited)	(Audited)
Assets
Current Assets
Cash	$140,869	$112,422
Accounts receivable, net of reserve for doubtful accounts of $11,039 and $4,914	291,868	295,855
Prepaid assets and other	12,823	9,968
Total Current Assets	445,560	418,245

Equipment, net of accumulated depreciation of $19,659 and $13,855	53,646	36,231

Deposits	33,844	18,966

Total Assets	$533,050	$473,442

Liabilities and Members’ Equity
Current Liabilities
Accounts payable	$210,485	$145,412
Accrued liabilities	127,215	175,838
Line of credit	53,850	45,333
Capital leases	2,871	2,593
Deferred revenues	––	9,250
Total Current Liabilities	394,421	378,426

Capital leases, net of current portion	2,647	4,156

Total Liabilities	397,068	382,582

Total Members’ Equity	135,982	90,860

Total Liabilities and Members’ Equity	$533,050	$473,442

1 Touch Marketing, LLC

Income Statements

	For the Six Months Ended
	June 30,2008 (Unaudited)	June 30, 2007 (Unaudited)
Revenues	$2,409,433	$1,279,267

Cost of Revenues	795,401	568,341

Gross Profit	1,614,032	710,926

Operating Expenses
Payroll	894,076	415,631
General and administrative	423,998	178,021
Total Operating Expenses	1,318,074	593,652

Income from Operations	295,958	117,274

Other Expense
Interest expense	7,685	4,425
Total Other Expense	7,685	4,425

Net Income	$288,273	$112,849

1 Touch Marketing, LLC.

Statements of Changes in Members' Equity
For the Six Months Ended June 30, 2008 (unaudited)
and the Year Ended December 31, 2007 (audited)

Balance December 31, 2006 (audited)	$191,982

Net Income	198,280

Distributions	(299,402)

Balance December 31, 2007(audited)	90,860

Net Income	288,273

Distributions	(243,151)

Balance June 30, 2008 (unaudited)	$135,982

1 Touch Marketing, LLC.

Statements of Cash Flows

	For the Six Months Ended
	June 30,2008 (Unaudited)	June 30, 2007 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$288,273	$163,262
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	7,300	––
Depreciation	5,804	2,431
Changes in operating assets and liabilities:
(Increase) Decrease in:
Accounts receivable	(3,313)	77,731
Prepaid assets and other	(2,855)	(2,120)
Deposits	(14,878)	(3,514)
Increase (Decrease) in:
Accounts payable	65,073	(81,476)
Accrued liabilities	(48,623)	6,880
Deferred revenues	(9,250)	––
Net Cash Provided by Operating Activities	287,531	163,194

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid to acquire equipment	(23,219)	(2,863)
Net Cash Used in Investing Activities	(23,219)	(2,863)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line of credit	20,699	6,069
Repayments on line of credit	(12,182)	(986)
Repayments on capital leases	(1,231)	(1,006)
Member distributions	(243,151)	(157,931)
Net Cash Used in Financing Activities	(235,865)	(153,854)

Net Increase in Cash	28,447	6,477

Cash - Beginning of Period	112,422	14,588

Cash - End of Period	$140,869	$21,065

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$––	$––
Interest	$7,685	$4,425

1 Touch Marketing, LLC.

Notes to Financial Statements

June 30, 2008 (Unaudited)

Note 1 Nature of Operations, Basis of Presentation and Summary of  Significant Accounting Policies

Organization and nature of operations

1 Touch Marketing, LLC. (“The Company” “1TM”) is an online direct marketing and data services company. The Company was formed on October 23, 2003 as a Limited Liability Corporation, in the State of Florida.

The Company offers its products and services to traditional advertising agencies and online marketing agencies. These resellers/agencies offer the Company’s products and services to their clients as a stand-alone marketing effort or as part of a larger multi-channel marketing campaign. The Company also offers its products and services to a network of list brokers. These organizations market postal lists and offer its email marketing lists. The Company generates revenue from its product lines, which include email marketing campaigns, lead generation and direct mail and postal lists.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

The unaudited interim financial statements should be read in conjunction with the required financial information on Form 8-K filed by Options Media Holding Group, Inc. (“OMGH”), which contains the audited financial statements and notes thereto for the years ended December 31, 2007 and 2006. The interim results for the period ended June 30, 2008 are not necessarily indicative of results for the full fiscal year.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates for the six months ended June 30, 2008 and 2007 included the allowance for doubtful accounts and depreciable lives of property and equipment.

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and rapid technological change. The Company's operations are subject to significant risk and uncertainties including financial, operational, technological, and regulatory risks including the potential risk of business failure.

Cash and cash equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at June 30, 2008 and December 31, 2007, respectively.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At June 30, 2008 and December 31, 2007, the balance exceeded the federally insured limit by $5,960 and $36,742, respectively.

1 Touch Marketing, LLC.

Notes to Financial Statements

June 30, 2008 (Unaudited)

Accounts receivable

Accounts receivable represents obligations from customers that are subject to normal collection terms. The Company periodically evaluates the collectibility of its accounts receivable and considers the need to adjust an allowance for doubtful accounts based upon historical collection experience and specific customer information. Actual amounts could vary from the recorded estimates.

Property and equipment

Property and equipment is stated at cost, less accumulated depreciation on a straight-line basis over its estimated useful life, which ranges from five to seven years.

Long-Lived assets

In accordance with Statement of Financial Statements No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount of the assets, an impairment loss is recognized. Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest. There were no impairment losses recorded during the six months ended June 30, 2008 and 2007.

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amount reported in the balance sheet for accounts receivable, prepaid assets and other current assets, accounts payable, accrued liabilities and line of credit approximate fair market value based on the short-term maturity of these instruments.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the delivery has occurred or service is completed without further obligation, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured.

The Company has the following sources of revenues:

Email marketing campaigns

The Company’s email campaigns are mass marketing services for the customers.

Lead generation

The Company offers lead generation programs to assist a variety of businesses with customer acquisition. The Company pre-screens the leads through its online surveys to meet its clients’ exact criteria.

Direct mail and postal list advertisement

The Company compiles an exclusive internet responders’ postal mailing list. This list is sourced from online registration and individuals who have responded to the Company’s online campaigns. These consumers are responsive to offers and purchase products and services through online and offline channels.

1 Touch Marketing, LLC.

Notes to Financial Statements

June 30, 2008 (Unaudited)

Cost of sales

Cost of sales represents costs directly related to the delivery of services (email, lead and postal list costs). There are no related purchase commitments.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising expense for the Six Months Ended June 30, 2008 and 2007 were $27,765 and $9,108 respectively.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." During The Six Months Ended June 30, 2008 and 2007, respectively, the Company only operated in one segment; therefore, segment information has not been presented.

Income taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and was not subject to federal and state income taxes; accordingly, no provision had been made.

Recent accounting pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 157 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings. The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable. Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes. SFAS No. 159 is effective as of the beginning of the Company’s 2008 fiscal year. The adoption of SFAS No. 159 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.

1 Touch Marketing, LLC.

Notes to Financial Statements

June 30, 2008 (Unaudited)

SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued. FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date. The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 2 Line of Credit

The Company has a revolving line of credit for an amount up of $100,000 for computer equipment as of June 30, 2008. The debt bears interest at 24.24%, is due on demand and is secured by the equipment. During the six months ended June 30, 2008 and 2007, the Company received proceeds of $20,699 and $6,069, respectively and repaid $12,182 and $986, respectively. At June 30, 2008 the unused portion of the line of credit totaled $53,850.

Note 3 Contingencies

Litigation, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Note 4 Concentrations

Statement of Position 94-6, “Disclosure of Certain Significant Risks and Uncertainties”, addresses corporate vulnerability to concentrations.

(E)

Accounts Receivable

Customer	June 30, 2008	June 30, 2007
A	21%	––%
B	18%	––%
C	––%	12%
D	––%	10%

1 Touch Marketing, LLC.

Notes to Financial Statements

June 30, 2008 (Unaudited)

(F)

Revenues

Customer	June 30, 2008	June 30, 2007
A	18%	––%
B	12%	––%
C	––%	14%

(G)

Accounts Payable

Vendor	June 30, 2008	June 30, 2007
A	21%	––%
B	14%	––%
C	––%	33%
D	––%	19%
E	––%	13%

(H)

Purchases

Vendor	June 30, 2008	June 30, 2007
A	17%	––%
B	14%	––%
C	––%	20%
D	––%	14%

Note 5 Subsequent Event

On September 19, 2008, OMGH acquired all of the membership interests of 1TM in exchange for common stock of Options Media and cash.

(b) Pro forma financial information.

OPTIONS MEDIA GROUP HOLDINGS, INC.

PRO FORMA COMBINED FINANCIAL INFORMATION

 (UNAUDITED)

OPTIONS MEDIA GROUP HOLDINGS, INC.

Index to Unaudited Pro Forma Combined Financial Information

Pages

Introduction to Unaudited Pro Forma Combined Financial Information	2

Unaudited Pro Forma Combined Balance Sheet	3

Unaudited Pro Forma Combined Statement of Operations	4-5

Notes to Unaudited Pro Forma Combined Financial Statements	6

OPTIONS MEDIA GROUP HOLDINGS, INC.

Introduction to Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial statements are presented to illustrate the estimated effects of our acquisition of 1 Touch Marketing, LLC. (“1 Touch”). On September 19, 2008, Options Media Group Holdings, Inc. (“Options”) acquired all of the membership interests of 1 Touch in exchange for common stock of Options Media and cash.

The Unaudited Pro Forma Combined Financial Information has been prepared using the purchase method of accounting for the 1 Touch acquisition. The financial statements of Options included in the following unaudited pro forma combined financial statements are derived from the unaudited financial statements of Holdings for the six months ended June 30, 2008 and the period from June 27, 2007 (inception) to December 31, 2007.  The financial statements of 1 Touch included in the following unaudited pro forma combined financial statements are derived from the unaudited financial statements of 1 Touch for the six months ended June 30, 2008. The unaudited pro forma combined balance sheet is prepared as though the transactions occurred at the close of business on June 30, 2008. The pro forma combined statement of operations gives effect to the transactions as though they occurred on January 1, 2008.

Because the selected unaudited pro forma combined financial information is based upon 1 Touch’s financial position and 1 Touch’s operating results during periods when this entity was not under the control, influence or management of Options, the information presented may not be indicative of the results that would have actually occurred had the transactions been completed at January 1, 2008 nor is it indicative of future financial or operating results of the combined entity.

Options Media Group Holdings, Inc. – 1 Touch Marketing, LLC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	Options Media Group Holdings, Inc.	1 Touch Marketing, LLC
	June 30, 2008	June 30, 2008		Pro Forma Adjustments			Pro Forma
	Historical	Historical		Dr		Cr.	Balances
ASSETS	(Unaudited)	(Unaudited)					(Unaudited)
CURRENT ASSETS:
Cash	$725,252	$140,869	(1)	$1,570,000	(2)	$1,500,000	$842,210
				––		93,911
Accounts receivable, net	36,070	291,868					327,938
Prepaid Assets	155,600	12,823		––		––	168,423
Other current assets	3,969	––		––		––	3,969
Total Current Assets	920,891	445,560		1,570,000		1,593,911	1,342,540
Property and equipment, net	121,842	53,646		––		––	175,488
Software, net	73,239	––		––		––	73,239
Goodwill	6,938,915	––	(2)	3,869,929		––	10,808,844
Other assets	––	33,844		––		––	33,844
Intangible Assets, net	847,172	––	(2)	588,000		––	1,435,172
Total Assets	8,902,059	533,050		6,027,929		1,593,911	13,869,127
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Note payable	$1,000,000	$––		$––		$––	$1,000,000
Accounts payable	125,932	210,485		––		––	336,417
Accrued expenses	128,939	127,215		––		––	256,154
Deferred revenue	162,092	––		––		––	162,092
Capital lease liabilities	28,717	2,871		––		––	31,588
Other current Liabilities	––	53,850		––		––	53,850
Total Current Liabilities	1,445,680	394,421		––		––	1,840,101
LONG -TERM LIABILITIES:
Obligations under capital leases, net of current portion	25,270	2,647		––		––	27,917
Total long-term liabilities	25,270	2,647		––		––	27,917
Total liabilities	1,470,950	397,068		––		––	1,868,018
EQUITY:
STOCKHOLDERS' EQUITY
Total Members' Equity	––	135,982	(2)	135,982		––	––
Preferred stock; $.001 par value, 10,000,000 shares authorized, none issued and outstanding	––	––		––		––	––
Common stock; $.001 par value, 100,000,000 shares authorized,
40,135,000 and 0 issued and outstanding	40,135	––		––	(1)	5,383	55,518
				––	(2)	10,000
Additional paid-in capital	8,244,714	––		––	(1)	1,609,617	12,844,331
				––	(2)	2,990,000
Subscription receivable	––	––	(1)	45,000		––	(45,000)
Accumulated deficit	(853,740)	––		––		––	(853,740)
Total Stockholders' Equity	7,431,109	135,982		180,982		4,615,000	12,001,109
Total Liabilities and Stockholders' Equity	$8,902,059	$533,050		$180,982		$4,615,000	$13,869,127

See accompanying notes to unaudited pro forma combined financial statements.

Options Media Group Holdings, Inc. – 1 Touch Marketing, LLC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

AS OF JUNE 30, 2008

	Options Media Group Holdings, Inc.	1 Touch Marketing, LLC
	For the six months	For the six months
	ended June 30, 2008	ended June 30, 2008		Pro Forma Adjustments		Pro Forma
	Historical	Historical		Dr	Cr.	Balances
	(Unaudited)	(Unaudited)				(Unaudited)
Net revenues	$41,934	$2,409,433		$––	$––	$2,451,367

Cost of revenues	1,942	795,401		––	––	797,343

Gross Profit	39,992	1,614,032		––	––	1,654,024

Operating Expenses:
Server hosting and maintenance	18,866	––		––	––	18,866
Compensation and related costs	697,226	894,076		––	––	1,591,302
Commissions	1,237	––		––	––	1,237
Information technology services	2,841	––		––	––	2,841
Advertising	431	––		––	––	431
Rent	2,838	––		––	––	2,838
Other general and administrative	113,737	423,998	(3)	122,667	––	660,402

Total Operating Expenses	837,176	1,318,074		122,667	––	2,277,917

Loss from Operations	(797,184)	295,958		(122,667)	––	(623,893)

Other expense:
Interest expense	2,715	7,685		––	––	10,400

Total Other Expense	2,715	7,685		––	––	10,400

Net Income (loss)	$(799,899)	$288,273		$(122,667)	$––	$(634,293)

Net loss per common share:
Basic and Diluted	$(0.03)					$(0.01)

Weighted avergae shares outstanding:
Basic and Diluted	30,774,711					46,158,044

See accompanying notes to unaudited pro forma combined financial statements.

Options Media Group Holdings, Inc. - 1 Touch Marketing, LLC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

AS OF DECEMBER 31, 2007

	Options Media Group Holdings, Inc.	1 Touch Marketing, LLC.
	From June 27,2007	From June 27,2007
	to December 31, 2007	to December 31, 2007		Pro Forma Adjustments		Pro Forma
	Historical	Historical		Dr	Cr.	Balances
	(Unaudited)	(Unaudited)				(Unaudited)
Net revenues	$––	$2,117,624		$––	$––	$2,117,624

Cost of revenues	––	930,942		––	––	930,942

Gross Profit	––	1,186,682		––	––	1,186,682

Operating Expenses:
Compensation and related costs	––	863,198		––	––	863,198
Impairment of mineral property cost	16,000	––		––	––	16,000
Other general and administrative	52,533	261,865	(3)	122,667	––	437,065

Total Operating Expenses	68,533	1,125,063		122,667	––	1,316,263

Loss from Operations	(68,533)	61,619		(122,667)	––	(129,581)

Other expense:
Interest expense	––	7,148		––	––	7,148

Total Other Expense	––	7,148		––	––	7,148

Loss Before Income Taxes	(68,533)	54,471		(122,667)	––	(136,729)

Provision for income taxes	––	––		––	––	––

Net Income (loss)	$(68,533)	$54,471		$(122,667)	$––	$(136,729)

Net loss per common share:
Basic and Diluted	$(0.00)					$(0.00)

Weighted average shares outstanding:
Basic and Diluted	27,848,188					43,231,521

See accompanying notes to unaudited pro forma combined financial statements.

OPTIONS MEDIA GROUP HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Unaudited pro forma adjustments reflect the following transaction:

1)
Cash	1,570,000
Subscription receivable	45,000
Common Stock		5,383
APIC		1,609,617

To reflect sale of 5,383,333 shares of common stock for proceeds of $1,570,000 and subscription receivable of $45,000.

2)
Goodwill	3,869,929
Intangible Assets	588,000
Member’s Equity	135,982
Cash		1,500,000
Common stock, at par		10,000
Additional paid-in capital		2,990,000
Cash - acquisition costs		93,911

This adjustment reflects the effect of applying purchase accounting to the acquisition of 1 Touch Marketing, LLC. including the payment of $1,500,000 cash and issuance 10,000,000 shares of common stock valued at $3,000,000, payment of estimated direct closing cost of $93,911 and the recording of additional goodwill. The recording of goodwill is based upon a preliminary valuation and allocation of purchase price. The goodwill calculation is based upon net assets acquired as of June 30, 2008 which may differ from the net assets acquired on the closing date of September 19, 2008.

3)
Amortization Expense	122,667
Intangible Assets		122,667

To recognize amortization of intangible assets.